HIGH INCOME
                              ---------------------
                              Opportunity Fund Inc.

                                                              Annual Report
                                                              September 30, 1998

High Income                    [PHOTO OMITTED]          [PHOTO OMITTED]
Opportunity                    HEATH B.                 JOHN C.
Fund Inc.                      MCLENDON                 BIANCHI, CFA

                               Chairman                 Vice President

Dear Shareholder:

We are pleased to provide the annual report for the High Income Opportunity Fund Inc. ("Fund") for the year ended September 30, 1998. During the past year, the Fund paid income dividends totaling $1.13 per share. The table below details the annualized distribution rate and twelve-month total return for the Fund based on its September 30, 1998 net asset value ("NAV") per share and the New York Stock Exchange ("NYSE") closing price.

          Price                        Annualized             Twelve-Month
        Per Share                   Distribution Rate         Total Return
      ---------------               -----------------         ------------
      $11.24 (NAV)                       9.50%                   (0.58)%
      $11.125 (NYSE)                     9.60%                   (1.65)%

The Fund generated a negative total return of 0.58% for the past twelve months. While we were clearly disappointed by the weak results of the Fund over the past year, our performance was much better on a relative basis than the negative 3.70% average total returns for closed-end high-yield funds as reported by Lipper Analytical Services, Inc. (Lipper is an independent mutual fund performance tracking organization). We believe we have been able to generate above average performance returns in the Fund through prudent asset selection with a heavy focus on companies with improving fundamentals. A full discussion of the past twelve months' economic and market conditions as well as the investment strategy pursued by the Fund during this time follows.

Market and Economic Overview

The high-yield bond market generated relatively weak results during the twelve-month period ended September 30, 1998 and underperformed all other U.S. bond market sectors. As many investors became more convinced that the emerging market crisis would contribute to an economic slowdown in the U.S. beginning in the second half of 1998, the 30-year U.S. Treasury bond generated very strong performance results. The higher quality high-yield issues generated the strongest results given their potential to better weather any slowdown in U.S. economic growth. On the other hand, the lowest quality high-yield bond issues generated


--------------------------------------------------------------------------------
High Income Opportunity Fund Inc.                                              1
the worst returns in the U.S. bond market, which was not surprising given their higher vulnerability to any potential slowdown in economic growth. By the end of September, the high-yield bond market had reached relative valuation levels last seen in the recession of 1990 and 1991. We believe that the high-yield bond market's recent selloff has been more of a function of very poor short-term supply demand and less of a function of any major deterioration in U.S. economic growth.

The year-to-date total of newly issued high-yield bonds was roughly $120 billion, more than twice last year's figure of about $60 billion. The year-to-date $15 billion of cash inflows into open-end high-yield bond mutual funds, while above last year's total of $8 billion, was clearly insufficient to counterbalance the extremely heavy new issue calendar. We believe this short-term imbalance will eventually correct itself with reduced new issuance and greater investor participation. Moreover, the recent problems among many domestic hedge funds has also negatively influenced the financial markets as they continue to liquidate their positions.

While the current U.S. economy remains generally supportive of a broad range of U.S. companies and inflation continues to be modest, there is some concern that the Asian economic crisis as well as recent financial market turmoil may force the U.S. economy into a recession. So far, we have not seen nor do we expect to see a significant increase in bankruptcies among most companies that issue high-yield bonds.

While there could be some increase in failure rates of some companies, we believe it will be confined to the more vulnerable lower quality companies in industries marked by significant competition and declining prices. Yet, there is no question that the U.S. economy is slowing down somewhat, especially among some commodity companies that either export products overseas or compete with lower-cost imports.

We believe that it's still an open question as to whether or not Asia's problems will have a meaningfully negative impact on overall U.S. economic growth. Nevertheless, the Federal Reserve Board ("Fed") remains vigilant about the potential for a pronounced deterioration in U.S. economic growth. The Fed has recently begun reducing short-term interest rates to prevent the current slowdown from turning into a major recession. We believe this monetary policy change on the part of the Fed should go a long way towards stabilizing the financial markets both here and abroad.

Portfolio Strategy and Market Outlook

The High Income Opportunity Fund remains cautiously positioned with a heavy emphasis in better quality, intermediate maturity "B" and "BB" rated high-yield bonds. As of September 30, 1998, the Fund's average maturity on a call-adjusted basis was approximately 6 1/2 years. (Average maturity on a call-adjusted basis


--------------------------------------------------------------------------------
2                                             1998 Annual Report to Shareholders
means that the premium bonds are assumed to be called earlier than their maturity.) In addition, the Fund continued to emphasize telecommunications issues as well as cable and media issues.

As high-yield bond spreads continued to widen during the past year, we began to take advantage of what we believed were attractively priced "B" rated issues. Given the continued problems in Asia, we plan to remain underweighted in basic commodity industries such as steel, forest products and petrochemicals, industries that have been negatively affected by deflationary trends over the past twelve months. (Deflation is when prices actually fall. Deflation should not be confused with disinflation, which is the slowing down of the rate at which prices increase.)

We believe that the Fund is appropriately positioned for current economic conditions. While we still expect economic growth to slow and corporate profit margins to deteriorate for the remainder of 1998, we do not anticipate a recession at this time, especially in light of the Fed's actions in lowering short-term interest rates. Moreover, given the higher volatility in the financial markets, we will continue to maintain the Fund's relatively sound credit quality orientation.

Thank you for investing in the High Income Opportunity Fund Inc. We look forward to continuing to help you pursue your investment goals. Should you have any questions about your investment in the Fund, please call the First Data Investor Services Group Inc. at (800) 331-1710.

Sincerely,


/s/ Heath B. McLendon                              /s/ John C. Bianchi, CFA

Heath B. McLendon                                  John C. Bianchi, CFA
Chairman                                           Vice President

October 20, 1998


--------------------------------------------------------------------------------
High Income Opportunity Fund Inc.                                              3

--------------------------------------------------------------------------------

Take Advantage of the Fund's Dividend Reinvestment Plan!

Did you know that fund investors who reinvest their dividends are taking advantage of one of the most effective wealth-building tools available today? Systematic investments put time to work for you through the strength of compounding.

As an investor in the Fund, you can participate in its Dividend Reinvestment Plan ("Plan"), a convenient, simple and efficient way to reinvest your dividends and capital gains, if any, in additional shares of the Fund. The Fund's complete Plan begins on page 25. Below is a short summary of how the Plan works.

Plan Summary

If you are a Plan participant who has not elected to receive your dividends in the form of a cash payment, then your dividend and capital gain distributions will be reinvested automatically in additional shares of the Fund.

The number of common stock shares in the Fund you will receive in lieu of a cash dividend is determined in the following manner. If the market price of the common stock is equal to or exceeds the net asset value ("NAV") per share on the date of valuation, you will be issued shares for the equivalent of the NAV per share at the valuation time or 95% of the market price, whichever is greater.

If the NAV per share at the time of valuation is greater than the market price of the common stock, or if the Fund declares a dividend or capital gains distribution payable only in cash, the Fund will buy common stock for your account in the open market or on the New York Stock Exchange.

If the Fund begins to purchase additional shares in the open market and the market price of the shares subsequently rises above the NAV at the valuation time before the purchases are completed, the Fund will attempt to cancel any remaining orders and issue the remaining dividend or distribution in shares at the Fund's NAV per share at the valuation time. In that case, the number of Fund shares you receive will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares.

To find out more detailed information about the Plan and about how you can participate, please call First Data Investors Services Group, Inc. at (800) 331-1710.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
4                                             1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments                                       September 30, 1998
--------------------------------------------------------------------------------

 FACE
 AMOUNT         RATING                       SECURITY                                          VALUE
=======================================================================================================
CORPORATE BONDS AND NOTES -- 98.0%
=======================================================================================================
Aerospace/Defense -- 2.1%
$15,775,000    Ba2*      Airplanes Pass Through Trust, Corporate Collateralized
                           Mortgage Obligation, Series D, 10.875% due 3/15/19              $ 16,735,382
-------------------------------------------------------------------------------------------------------
Banks/Savings and Loans -- 2.0%
 13,900,000    B         First Nationwide Holdings, Sr. Notes,
                           12.500% due 4/15/03                                               16,054,500
-------------------------------------------------------------------------------------------------------
Broadcasting-TV, Cable and Radio -- 12.6%
  4,750,000    BB-       Century Communications, Sr. Notes, 8.750% due 10/1/07                5,035,000
 12,000,000    Ba3*      Chancellor Media, Sr. Sub. Notes, 9.000% due 10/1/08+               12,120,000
  6,700,000    B2*       Comcast UK Cable, Sr. Unsecured Discount Debentures,
                           step bond to yield 11.613% due 11/15/07                            5,435,375
                         CSC Holdings, Inc.:
  1,000,000    BB+         Sr. Notes, 7.625% due 7/15/18                                        967,500
                           Sr. Sub. Debentures:
 15,725,000    BB-          9.875% due 2/15/13                                               17,454,750
  5,525,000    BB-          10.500% due 5/15/16                                               6,450,437
  5,900,000    BB-          9.875% due 4/1/23                                                 6,549,000
                         Rogers Cablesystems, Sr. Secured Second Priority:
                           Debentures:
  1,750,000    BB+          10.000% due 3/15/05                                               1,929,375
  5,650,000    BB+          10.000% due 12/1/07                                               6,229,125
 11,195,000    BB-         Sr. Sub. Debentures, 11.000% due 12/1/15                          12,986,200
  3,475,000    CCC+      Telemundo Holdings, Sr. Discount Notes,
                           step bond to yield 11.500% due 8/15/08+                            1,841,750
                         TV Azteca SA De C.V.:
  3,925,000    Ba3*        Debentures, 10.125% due 2/15/04                                    2,865,250
  4,950,000    Ba3*        Sr. Notes, 10.500% due 2/15/07                                     3,663,000
 36,000,000    B         United International Holdings Inc., Sr. Discount Notes,
                           step bond to yield 11.045% due 2/15/08                            17,280,000
-------------------------------------------------------------------------------------------------------
                                                                                            100,806,762
-------------------------------------------------------------------------------------------------------
Building/Construction -- 0.4%
  1,250,000    BB        Building Material Corp., Sr. Notes, 7.750% due 7/15/05               1,193,750
  2,400,000    B+        Nortek Inc., Sr. Notes, 9.125% due 9/1/07                            2,370,000
-------------------------------------------------------------------------------------------------------
                                                                                              3,563,750
-------------------------------------------------------------------------------------------------------
Cellular and Other Wireless -- 12.0%
 17,950,000    B3*       Clearnet Communications, Inc., Sr. Discount Notes,
                           step bond to yield 12.986% due 12/15/05                           14,943,375
                         Dolphin Telecom PLC, Sr. Discount Notes:
  8,675,000    B-          Step bond to yield 11.432% due 6/1/08+                             4,250,750
  8,025,000++  B-          Step bond to yield 11.625% due 6/1/08+                             4,536,141
 13,175,000    B-        Iridium LLC/Capital Corp., Sr. Notes, 14.000% due 7/15/05           11,758,687
 14,000,000    B-        Millicom International Cellular S.A., Sr. Discount Notes,
                           step bond to yield 13.469% due 6/1/06                              9,135,000

                       See Notes to Financial Statements


--------------------------------------------------------------------------------
High Income Opportunity Fund Inc.                                              5

--------------------------------------------------------------------------------
Schedule of Investments (continued)                           September 30, 1998
--------------------------------------------------------------------------------

 FACE
 AMOUNT         RATING                       SECURITY                                          VALUE
=======================================================================================================
Cellular and Other Wireless -- 12.0% (continued)
$17,650,000    B2*       Nextel Communications Inc., Sr. Discount Notes,
                           step bond to yield 10.530% due 8/15/04                           $16,944,000
                         Omnipoint Corp., Sr. Notes:
  2,050,000    B3*         11.625% due 8/15/06                                                1,476,000
    700,000    B3*         Series A, 11.625% due 8/15/06                                        504,000
  9,265,000    Ba3*      Orange PLC, Sr. Notes, 8.000% due 8/1/08                             9,079,700
  5,500,000    B3*       Pagemart Nationwide, Inc., Sr. Discount Notes,
                           step bond to yield 13.344% due 2/1/05                              4,956,875
 11,075,000    Caa*      Pagemart Wireless Inc., Sr. Discount Notes,
                           step bond to yield 11.250% due 2/1/08                              6,160,468
                         Telesystems Communications, Sr. Discount Notes:
 15,850,000    CCC+        Step bond to yield 12.405% due 6/30/07                             9,193,000
  6,250,000    CCC+        Step bond to yield 11.387% due 11/1/07                             3,250,000
-------------------------------------------------------------------------------------------------------
                                                                                             96,187,996
-------------------------------------------------------------------------------------------------------
Diversified/Conglomerate Manufacturing -- 4.3%
  3,100,000    B-        Axiohm Transaction Solutions, Sr. Sub. Notes,
                           9.750% due 10/1/07                                                 2,778,375
  3,825,000    BB-       CIA Latino Americana, Sr. Notes, 11.625% due 6/1/04+                 2,825,718
  1,500,000    B-        Eagle-Picher Industrial Inc., Sr. Sub. Notes,
                           9.375% due 3/1/08                                                  1,387,500
  3,875,000    B3*       Interlake Corp., Sr. Sub. Notes, 12.125% due 3/1/02                  3,884,687
  4,950,000    B2*       Intertek Finance, PLC, 10.250% due 11/1/06                           4,516,875
  8,550,000    B         Outboard Marine Corp., Sr. Notes, 10.750% due 6/1/08+                8,282,812
  6,675,000    B-        Outsourcing Solutions, Sr. Sub. Notes,
                           11.000% due 11/1/06                                                6,299,531
  4,475,000    B+        Park-Ohio Industries, Sr. Sub. Notes, 9.250% due 12/1/07             4,486,187
-------------------------------------------------------------------------------------------------------
                                                                                             34,461,685
-------------------------------------------------------------------------------------------------------
Electric Utilities -- 3.3%
                         AES Corp., Sr. Sub. Notes:
  3,400,000    Ba1*        10.250% due 7/15/06                                                3,536,000
 11,775,000    Ba1*        8.500% due 11/1/07                                                11,186,250
                         Calpine Corp., Sr. Notes:
  4,675,000    Ba2*        10.500% due 5/15/06                                                5,095,750
  5,400,000    Ba2*        8.750% due 7/15/07                                                 5,535,000
    628,428    BB        Midland Cogeneration Venture Limited Partnership,
                           Midland Funding, Debentures, Sr. Secured Lease
                           Obligation Bond, Series C, 10.330% due 7/23/02                       669,276
    950,000    BB-       Niagara Mohawk Power, Sr. Discount Notes,
                                step bond to yield 8.229% due 7/1/10                            673,312
-------------------------------------------------------------------------------------------------------
                                                                                             26,695,588
-------------------------------------------------------------------------------------------------------
Electronics/Computers -- 6.9%
  4,051,000    B+        Celestica International, Sr. Sub. Notes,
                           10.500% due 12/31/06                                               4,324,442

                       See Notes to Financial Statements


--------------------------------------------------------------------------------
6                                             1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (continued)                           September 30, 1998
--------------------------------------------------------------------------------

 FACE
 AMOUNT         RATING                       SECURITY                                          VALUE
=======================================================================================================
Electronics/Computers -- 6.9% (continued)
$ 8,225,000    B         Fairchild Semiconductor Corp., Sr. Sub. Notes,
                           10.125% due 3/15/07                                              $ 7,402,500
  4,725,000    B-        Graphic Controls Corp., Sr. Sub. Notes,
                           12.000% due 9/15/05                                                5,292,000
                         Unisys Corp., Sr. Notes:
 10,875,000    Ba3*        12.000% due 4/15/03                                               12,098,437
 14,550,000    Ba3*        11.750% due 10/15/04                                              16,368,750
 11,575,000    B-        Viasystems Inc., Sr. Sub. Notes, 9.750% due 6/1/07                   9,896,625
-------------------------------------------------------------------------------------------------------
                                                                                             55,382,754
-------------------------------------------------------------------------------------------------------
Finance Companies/Consumer Credit -- 2.0%
                         Amresco Inc., Sr. Sub. Notes:
  4,250,000    B           10.000% due 3/15/04                                                3,538,125
  1,000,000    B           9.875% due 3/15/05                                                   822,500
  4,000,000    NR        Ocwen Asset Investment, Sr. Notes, 11.500% due 7/1/05+               3,300,000
  5,500,000    B2*       Ocwen Capital Trust, Notes, 10.875% due 8/1/27                       5,018,750
  3,400,000    BB-       Ocwen Financial Corp., Sr. Notes, 11.875% due 10/1/03                3,357,500
-------------------------------------------------------------------------------------------------------
                                                                                             16,036,875
-------------------------------------------------------------------------------------------------------
Food -- 2.3%
  4,575,000    B-        B&G Foods Inc., Sr. Sub. Notes, 9.625% due 8/1/07                    4,231,875
  2,750,000    Ba3*      Carrols Corp., Sr. Notes, 11.500% due 8/15/03                        2,880,625
  7,075,000    B         Imperial Holly Corp., Sr. Sub. Notes, 9.750% due 12/15/07            6,738,937
  4,900,000    B         SC International Services Inc., Sr. Sub. Notes,
                           9.250% due 9/1/07                                                  4,753,000
-------------------------------------------------------------------------------------------------------
                                                                                             18,604,437
-------------------------------------------------------------------------------------------------------
Grocery/Convenience Stores -- 0.5%
  3,250,000    B+        Jitney-Jungle Stores, Sr. Notes, 12.000% due 3/1/06                  3,591,250
-------------------------------------------------------------------------------------------------------
Health care/Drugs/Hospital Supplies -- 9.3%
  2,500,000    B-        Alaris Medical, Sr. Discount Notes, step bond to yield
                           11.125% due 8/1/08+                                                1,100,000
                         Columbia/HCA Healthcare, Notes:
  5,000,000    BBB         7.000% due 7/1/07                                                  4,837,500
  1,000,000    BBB         7.250% due 5/20/08                                                   980,000
  2,000,000    BBB         6.630% due 7/15/45                                                 1,980,000
                         ICN Pharmaceuticals Inc., Sr. Notes:
 11,250,000    BB          9.250% due 8/15/05                                                11,165,625
  1,500,000    BB          8.750% due 11/15/08+                                               1,488,750
                         Integrated Health Services Inc., Sr. Sub. Notes:
  4,450,000    B2*         9.500% due 9/15/07                                                 4,305,375
  8,625,000    B2*         9.250% due 1/15/08                                                 8,258,437
 19,700,000    B-        Magellan Health Services, Sr. Sub. Notes,
                           9.000% due 2/15/08+                                               16,966,625
  8,625,000    B-        Mariner Post-Acute Network, Sr. Sub. Notes,
                           9.500% due 11/1/07                                                 8,042,813

                       See Notes to Financial Statements


--------------------------------------------------------------------------------
High Income Opportunity Fund Inc.                                              7

--------------------------------------------------------------------------------
Schedule of Investments (continued)                           September 30, 1998
--------------------------------------------------------------------------------

 FACE
 AMOUNT         RATING                       SECURITY                                          VALUE
=======================================================================================================
Health Care/Drugs/Hospital Supplies -- 9.3% (continued)
                        Sun Healthcare Group Inc., Sr. Sub. Notes:
 $7,600,000    B2*         9.500% due 7/1/07                                                $ 6,954,000
  9,150,000    B2*         9.375% due 5/1/08+                                                 8,280,750
-------------------------------------------------------------------------------------------------------
                                                                                             74,359,875
-------------------------------------------------------------------------------------------------------
Hotel, Casinos and Gaming -- 2.6%
  2,350,000    B         Aztar Corp., Sr. Sub. Notes, 13.750% due 10/1/04                     2,667,250
  5,375,000    B-        Courtyard by Marriott, Sr. Secured Notes,
                           10.750% due 2/1/08                                                 5,670,625
  5,250,000    BB        Grand Casinos, First Mortgage, 10.125% due 12/1/03                   5,591,250
  5,125,000    BB+       Mohegan Tribal Gaming Authority, Sr. Secured Notes,
                           13.500% due 11/15/02                                               6,617,656
-------------------------------------------------------------------------------------------------------
                                                                                             20,546,781
-------------------------------------------------------------------------------------------------------
Insurance Companies -- 1.2%
  5,500,000    BB+       SIG Capital Trust, Sr. Notes, 9.500% due 8/15/27                     5,348,750
  4,175,000    BB-       Veritas Capital Trust, Trust Certificates,
                           10.000% due 1/1/28                                                 4,060,188
-------------------------------------------------------------------------------------------------------
                                                                                              9,408,938
-------------------------------------------------------------------------------------------------------
Leisure/Amusement/Motion Pictures -- 0.6%
  4,975,000    B3*       SFX Entertainment Inc., Sr. Sub. Notes, 9.125% due 2/1/08            4,726,250
-------------------------------------------------------------------------------------------------------
Machinery -- 0.4%
  2,900,000    B-        Alvey Systems Inc., Sr. Sub. Notes, 11.375% due 1/31/03              2,896,375
-------------------------------------------------------------------------------------------------------
Metals/Mining -- 0.7%
  5,050,000    B-        Haynes International Inc., Sr. Notes, 11.625% due 9/1/04             5,618,125
-------------------------------------------------------------------------------------------------------
Oil/Natural Gas -- 4.0%
  3,500,000    B         Canadian Forest Oil Ltd., Sr. Sub. Notes,
                           8.750% due 9/15/07                                                 3,185,000
  6,350,000    B+        Clark USA Inc., Sr. Notes, 10.875% due 12/1/05                       6,096,000
                         Ocean Energy Inc.:
  3,600,000    BB-         Sr. Sub. Debentures, 9.750% due 10/1/06                            3,735,000
  4,675,000    BB-         Sr. Sub. Notes, 10.375% due 10/15/05                               4,920,438
  2,275,000    BB-         Sr. Sub. Notes, 8.875% due 7/15/07                                 2,286,375
  2,225,000    B+        Parker Drilling, Sr. Notes, 9.750% due 11/15/06                      2,074,813
  6,025,000    BB-       Santa Fe Energy Resources, Sr. Sub. Debentures,
                           11.000% due 5/15/04                                                6,401,563
  3,675,000    B2*       Stone Energy Corp., Sr. Sub. Notes, 8.750% due 9/15/07               3,528,000
-------------------------------------------------------------------------------------------------------
                                                                                             32,227,189
-------------------------------------------------------------------------------------------------------
Oil Services -- 1.8%
  3,950,000    B-        Deeptech International, Sr. Notes, 12.000% due 12/15/00              4,354,875
  3,600,000    B+        ICO Inc., Sr. Notes, 10.375% due 6/1/07                              3,411,000
  2,275,000    BB-       J. Ray McDermott SA, Sr. Sub. Notes, 9.375% due 7/15/06              2,400,125
  4,425,000    BB        Pride Petroleum, Sr. Notes, 9.375% due 5/1/07                        4,170,563
-------------------------------------------------------------------------------------------------------
                                                                                             14,336,563
-------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements


--------------------------------------------------------------------------------
8                                             1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (continued)                           September 30, 1998
--------------------------------------------------------------------------------

 FACE
 AMOUNT         RATING                       SECURITY                                          VALUE
=======================================================================================================
Packaging and Containers -- 1.1%
$ 3,250,000    B         Huntsman Packaging Corp., Sr. Sub. Notes,
                           9.125% due 10/1/07                                               $ 2,884,375
  5,125,000++  B         Impress Metal Packaging, Sr. Sub. Notes,
                           9.875% due 5/29/07                                                 3,066,292
  2,900,000    B-        Tekni-Plex, Inc., Sr. Sub. Notes, 9.250% due 3/1/08                  2,798,500
-------------------------------------------------------------------------------------------------------
                                                                                              8,749,167
-------------------------------------------------------------------------------------------------------
Paper/Forest Products/Printing -- 1.7%
 12,575,000    B+        SD Warren Corp., Sr. Sub. Notes, 12.000% due 12/15/04               13,848,219
-------------------------------------------------------------------------------------------------------
Personal Care Products/Cosmetics -- 1.5%
  6,450,000    B-        Revlon Consumer Products, Sr. Sub. Notes,
                           8.625% due 2/1/08                                                  6,353,250
  7,050,000    B-        Revlon Worldwide, Series B, Sr. Discount Notes,
                           zero coupon bond to yield 12.297% due 3/15/01                      5,410,875
-------------------------------------------------------------------------------------------------------
                                                                                             11,764,125
-------------------------------------------------------------------------------------------------------
Pollution Control/Waste Removal -- 0.4%
  3,325,000    B+        Allied Waste North America, Sr. Sub. Notes,
                           10.250% due 12/1/06                                                3,632,563
-------------------------------------------------------------------------------------------------------
Publishing -- 1.1%
  5,850,000++  NR        Middleweb PLC, Sr. Notes, 10.500% due 5/30/08                        8,649,140
-------------------------------------------------------------------------------------------------------
Real Estate Development/REITS -- 0.4%
  1,250,000    B-        BF Saul REIT, Sr. Notes, 9.750% due 4/1/08                           1,096,875
  2,000,000    Baa3*     Trizec Finance, Sr. Notes, 10.875% due 10/15/05                      2,215,000
-------------------------------------------------------------------------------------------------------
                                                                                              3,311,875
-------------------------------------------------------------------------------------------------------
Retail -- 1.7%
  4,500,000    B-        Advance Holdings Corp., Sr. Discount Notes,
                           step bond to yield 12.765% due 4/15/09+                            2,610,000
  5,600,000    B-        Advance Stores Co. Inc., Sr. Sub. Notes,
                           10.250% due 4/15/08+                                               5,488,000
  6,350,000    B-        US Office Products Co., Sr. Sub. Notes,
                           9.750% due 6/15/08+                                                5,445,125
-------------------------------------------------------------------------------------------------------
                                                                                             13,543,125
-------------------------------------------------------------------------------------------------------
Telecommunications -- 19.0%
                         Colt Telecommunications Group PLC:
    400,000++  B           Sr. Notes, 10.125% due 11/30/07                                      666,168
 12,250,000++  B           Sr. Notes, 7.625% due 7/31/08                                      6,596,267
  7,200,000    B           Sr. Sub. Notes, step bond to yield 11.572% due 12/15/06            5,688,000
 14,450,000    NR        E.Spire Communications, Sr. Notes, step bond to yield
                           10.991% due 7/1/08+                                                7,441,750
                         Esprit Telecommunications Group, Sr. Notes:
  3,900,000    B-          11.500% due 12/15/07                                               3,568,500
  4,000,000++  B-          11.500% due 12/15/07                                               2,117,985
  2,250,000    B-          10.875% due 6/15/08                                                2,025,000

                       See Notes to Financial Statements


--------------------------------------------------------------------------------
High Income Opoortunity Fund Inc.                                              9

--------------------------------------------------------------------------------
Schedule of Investments (continued)                           September 30, 1998
--------------------------------------------------------------------------------

 FACE
 AMOUNT         RATING                       SECURITY                                          VALUE
=======================================================================================================
Telecommunications -- 19.0% (continued)
$ 5,825,000    NR        Facilicom International Inc., Sr. Notes,
                           10.500% due 1/15/08                                             $  5,096,875
  6,850,000    B         Hermes Europe Railtel Intelcom, Sr. Notes,
                           11.500% due 8/15/07                                                7,192,500
                         Impsat Corp., Sr. Notes:
  1,250,000    BB-         12.125% due 7/15/03                                                  954,688
  2,200,000    B+          12.375% due 6/15/08+                                               1,746,250
 10,225,000    B         Intermedia Communications Inc., Sr. Discount
                         Unsecured Notes, step bond to yield
                           11.961% due 5/15/06                                                8,333,375
  8,600,000    B         Level 3 Communications, Sr. Notes, 9.125% due 5/1/08                 8,127,000
  7,700,000    B+        McLeod Inc., Sr. Discount Notes, step bond to yield
                           10.750% due 3/1/07                                                 5,621,000
                         Metronet Communications:
 19,375,000    B           Sr. Discount Notes, step bond to yield
                             10.038% due 6/15/08                                             10,704,687
 10,225,000    B           Sr. Notes, 12.000% due 8/15/07                                    10,838,500
 10,000,000    B         Nextlink Communications, Sr. Notes, 12.500% due 4/15/06             10,825,000
  8,600,000    B-        Primus Telecom Group, Sr. Notes, 11.750% due 8/1/04                  8,277,500
  7,000,000    B-        Psinet Inc., Sr. Notes, 10.000% due 2/15/05                          7,035,000
                         Qwest Communications:
  9,825,000    B+          Sr. Discount Notes, step bond to yield
                             9.369% due 10/15/07                                              7,540,687
  3,625,000    BB+         Sr. Notes, 10.875% due 4/1/07                                      4,177,813
                         RCN Corp:
  7,775,000    B3*         Sr. Discount Notes, step bond to yield
                             11.142% due 10/15/08                                             4,315,125
  4,000,000    B3*         Sr. Notes, 10.000% due 10/15/07                                    3,760,000
  2,250,000    BB-       Rogers Communications, Sr. Notes, 9.125% due 1/15/06                 2,250,000
  3,582,000    B-        RSL Communications Ltd., Sr. Notes,
                           12.250% due 11/15/06                                               3,940,200
  6,975,000    NR        Splitrock Services, 11.750% due 7/15/08@+                            6,312,375
  4,300,000    NR        Versatel Telecommunications, Sr. Notes,
                           13.250% due 5/15/08+                                               4,095,750
  4,650,000    NR        Wam!Net Inc., Sr. Discount Notes, step bond to yield
                           13.004% due 3/1/05                                                 2,604,000
-------------------------------------------------------------------------------------------------------
                                                                                            151,851,995
-------------------------------------------------------------------------------------------------------
Textiles/Apparel -- 0.5%
  9,050,000++  B           Texon International, Sr. Notes, 10.000% due 2/1/08+                4,223,406
-------------------------------------------------------------------------------------------------------
Transportation/Trucking -- 1.6%
  1,650,000    B+        American Reefer Co. Ltd., First Mortgage,
                           10.250% due 3/1/08                                                 1,386,000
  5,700,000    BB-       Sea Containers Limited, Sr. Sub. Debentures,
                           12.500% due 12/1/04                                                6,391,125

                       See Notes to Financial Statements


--------------------------------------------------------------------------------
10                                            1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (continued)                           September 30, 1998
--------------------------------------------------------------------------------

 FACE
 AMOUNT         RATING                       SECURITY                                          VALUE
=======================================================================================================
Transportation/Trucking -- 1.6% (continued)
 $3,950,000    B+        Stena Line AB, Sr. Notes, 10.625% due 6/1/08                   $     3,564,875
  2,400,000    B+        TBS Shipping International LTD, First Mortgage,
                           10.000% due 5/1/05+                                                1,800,000
-------------------------------------------------------------------------------------------------------
                                                                                             13,142,000
-------------------------------------------------------------------------------------------------------
                         TOTAL CORPORATE BONDS AND NOTES
                         (Cost -- $815,226,873)                                             784,956,690
=======================================================================================================
   SHARES                                   SECURITY                                           VALUE
=======================================================================================================
PREFERRED STOCK -- 1.3%
=======================================================================================================
Banks/Savings and Loans -- 0.3%
    108,000              California Federal, Series A, Exchangeable 9.125%                    2,760,750
-------------------------------------------------------------------------------------------------------
Broadcasting-TV, Cable and Radio -- 0.5%
     35,000              SFX Broadcasting, Exchangeable 12.625%                               4,112,500
-------------------------------------------------------------------------------------------------------
Electronics/Computers -- 0.2%
     63,721              Viasystems Inc.                                                      1,146,995
-------------------------------------------------------------------------------------------------------
Paper/Forest Products/Printing -- 0.3%
     50,000              SD Warren, Series B, Exchangeable 14.000%                            2,450,000
-------------------------------------------------------------------------------------------------------
                         TOTAL PREFERRED STOCK
                         (Cost -- $10,522,851)                                               10,470,245
=======================================================================================================
COMMON STOCK -- 0.0%
=======================================================================================================
Cellular and Other Wireless -- 0.0%
     20,125              Pagemart Nationwide Inc. (Cost-- $0)                                   150,938
=======================================================================================================
WARRANTS -- 0.7%
=======================================================================================================
Broadcasting-TV, Cable and Radio -- 0.0%
      9,225              Australis Holdings Ltd., Expire 10/30/01+                                    1
      5,700              Wireless One, Inc., Expire 10/15/03                                      1,424
-------------------------------------------------------------------------------------------------------
                                                                                                  1,425
-------------------------------------------------------------------------------------------------------
Cellular and Other Wireless -- 0.3%
     55,110              Clearnet Communications Inc., Expire 9/15/05+                         330,660
      7,500              Globalstar LP, Expire 2/15/04+                                        787,500
      6,725              Iridium LLC Corp., Expire 7/15/05+                                    941,500
     11,959              Nextel Communications, Inc., Expire 12/15/98                                12
      6,575              Nextel Communications, Inc., Expire 4/25/99+                                66
     43,470              Pagemart Inc., Expire 12/31/03+                                        260,820
-------------------------------------------------------------------------------------------------------
                                                                                              2,320,558
-------------------------------------------------------------------------------------------------------
Paper/Forest Products/Printing -- 0.0%
      8,175              SD Warren Corp., Expire 12/5/06+                                       143,880
-------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements


--------------------------------------------------------------------------------
High Income Opportunity Fund Inc.                                             11

--------------------------------------------------------------------------------
Schedule of Investments (continued)                           September 30, 1998
--------------------------------------------------------------------------------

     SHARES                               SECURITY                                                VALUE
=======================================================================================================
Telecommunications -- 0.4%
      7,800              Allegiance Telecommunications Inc., Expire 2/3/08                $      93,600
      8,000              Colt Telecommunications Group PLC, Expire 12/31/06+                  1,600,000
     10,225              Metronet Communications, Expire 8/15/07+                               409,000
      7,600              Primus Telecomm Group, Expire 8/1/04                                    38,000
      6,975              RSL Communications Ltd., Expire 11/15/06+                              279,000
     14,825              United International Holdings Australia Inc.,
                           Expire 5/15/06                                                        74,125
      4,300              Versatel Telecom Inc., Expire 5/15/08+                                  43,000
     13,950              Wam!Net Inc., Expire 3/1/05+                                           111,600
-------------------------------------------------------------------------------------------------------
                                                                                              2,648,325
-------------------------------------------------------------------------------------------------------
                         TOTAL WARRANTS
                         (Cost -- $2,603,974)                                                 5,114,188
=======================================================================================================
                         TOTAL INVESTMENTS -- 100%
                         (Cost -- $828,353,698**)                                          $800,692,061
=======================================================================================================

+ Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.

++    Represents local currency.

#     Non-income producing securities.

@     Security has been issued with attached warrants.

**    Aggregate cost for Federal income tax purposes is substantially the same.

      See page 13 for definition of ratings.

                       See Notes to Financial Statements


--------------------------------------------------------------------------------
12                                            1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Bond Ratings (unaudited)
--------------------------------------------------------------------------------

All ratings are by Standard & Poor's Ratings Service ("Standard & Poor's") except that those identified by an asterisk (*) are rated by Moody's Investors Service, Inc. ("Moody's"). The definitions of the applicable rating symbols are set forth below:

Standard & Poor's -- Ratings from "BBB" to "CCC" may be modified by the addition of a plus (+) or a minus (-) sign to show relative standings within the major rating categories.

BBB         --    Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

BB, B       --    Bonds rated "BB", "B" and "CCC" are regarded, on balance, as
and CCC           predominantly speculative with respect to capacity to pay
                  interest and repay principal in accordance with the terms of the obligation. "BB" represents a lower degree of speculation than "B", the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody's -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Baa" to "Caa", where 1 is the highest and 3 the lowest rating within its generic category.

Baa         --    Bonds rated "Baa" are considered to be medium grade
                  obligations; that is, they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba          --    Bonds rated "Ba" are judged to have speculative elements;
                  their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B           --    Bonds rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

Caa         --    Bonds that are rated "Caa" are of poor standing. These issues may be in default, or there may be present elements of danger with respect to principal or interest.

NR          --    Indicates that the bond is not rated by Standard & Poor's or
                  Moody's.


--------------------------------------------------------------------------------
High Income Opportunity Fund Inc.                                             13

--------------------------------------------------------------------------------
Statement of Assets and Liabilities                           September 30, 1998
--------------------------------------------------------------------------------

ASSETS:
   Investments, at value (Cost-- $828,353,698)                         $ 800,692,061
   Receivable for securities sold                                          2,552,354
   Interest receivable                                                    17,561,624
------------------------------------------------------------------------------------
   Total Assets                                                          820,806,039
------------------------------------------------------------------------------------
LIABILITIES:
   Payable for securities purchased                                        6,635,390
   Dividends payable                                                       1,835,338
   Payable for open forward foreign currency contracts (Note 8)            1,200,242
   Management fees payable                                                   764,435
   Payable to bank                                                           518,220
   Accrued expenses                                                          225,556
------------------------------------------------------------------------------------
   Total Liabilities                                                      11,179,181
------------------------------------------------------------------------------------
Total Net Assets                                                       $ 809,626,858
====================================================================================
NET ASSETS:
   Par value of capital shares                                         $      72,017
   Capital paid in excess of par value                                   897,475,677
   Overdistributed net investment income                                  (1,966,392)
   Accumulated net realized loss on security transactions,
     futures contracts and options                                       (57,109,572)
   Net unrealized depreciation of investments and foreign currencies     (28,844,872)
------------------------------------------------------------------------------------
Total Net Assets
   (Equivalent to $11.24 a share on 72,016,610 shares of
     $0.001 par value outstanding; 500,000,000 shares authorized)      $ 809,626,858
====================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
14                                            1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Statement of Operations                    For the Year Ended September 30, 1998
--------------------------------------------------------------------------------

INVESTMENT INCOME:
   Interest                                                        $ 83,076,434
   Dividends                                                          4,340,649
--------------------------------------------------------------------------------
   Total Investment Income                                           87,417,083
--------------------------------------------------------------------------------
EXPENSES:
   Management fees (Note 2)                                          10,065,212
   Shareholder communication fees                                       154,470
   Custody fees                                                          40,207
   Shareholder and system servicing fees                                 37,200
   Audit and legal                                                       27,923
   Pricing fees                                                          14,913
   Directors' fees                                                        6,695
   Other                                                                 11,503
--------------------------------------------------------------------------------
   Total Expenses                                                    10,358,123
--------------------------------------------------------------------------------
Net Investment Income                                                77,058,960
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FUTURES CONTRACTS, OPTIONS AND FOREIGN CURRENCIES
(NOTES 3, 5, 6 AND 8):
   Realized Gain (Loss) From:
     Security transactions (excluding short-term securities)          5,752,340
     Futures contracts                                                 (462,223)
     Options purchased                                                 (648,905)
     Foreign currency transactions                                     (135,292)
--------------------------------------------------------------------------------
   Net Realized Gain                                                  4,505,920
--------------------------------------------------------------------------------
   Change in Net Unrealized Appreciation (Depreciation)
   of Investments and Foreign Currencies:
     Beginning of year                                               56,962,467
     End of year                                                    (28,844,872)
--------------------------------------------------------------------------------
   Increase in Net Unrealized Depreciation                          (85,807,339)
--------------------------------------------------------------------------------
Net Loss on Investments, Futures Contracts,
  Options and Foreign Currencies                                    (81,301,419)
--------------------------------------------------------------------------------
Decrease in Net Assets From Operations                             $ (4,242,459)
================================================================================


                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
High Income Opportunity Fund Inc.                                             15

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

For the Years Ended September 30,
                                                                1998             1997
=========================================================================================
OPERATIONS:
  Net investment income                                    $  77,058,960    $  80,776,721
  Net realized gain                                            4,505,920        7,070,567
  Increase in net unrealized appreciation (depreciation)     (85,807,339)      40,292,499
-----------------------------------------------------------------------------------------
  Increase (Decrease) in Net Assets From Operations           (4,242,459)     128,139,787
-----------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                      (81,031,027)     (78,232,239)
-----------------------------------------------------------------------------------------
  Decrease in Net Assets From
    Distributions to Shareholders                            (81,031,027)     (78,232,239)
-----------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 9):
  Net asset value of shares issued
    for reinvestment of dividends                             12,211,727       14,041,863
-----------------------------------------------------------------------------------------
  Increase in Net Assets From
    Fund Share Transactions                                   12,211,727       14,041,863
-----------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                            (73,061,759)      63,949,411

NET ASSETS:
  Beginning of year                                          882,688,617      818,739,206
-----------------------------------------------------------------------------------------
  End of year*                                             $ 809,626,858    $ 882,688,617
=========================================================================================
* Includes undistributed (overdistributed)
    net investment income of:                              $  (1,966,392)   $   2,386,575
=========================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
16                                            1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

1. Significant Accounting Policies

The High Income Opportunity Fund Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities are valued at the mean between the quoted bid and ask prices provided by an independent pricing service that are based on transactions in corporate obligations, quotations from corporate bond dealers, market transactions in comparable securities and various relationships between securities; (c) securities maturing within 60 days or less are valued at cost plus accreted discount or minus amortized premium, which approximates value; (d) gains or losses on the sale of securities are calculated by using the specific identification method; (e) dividend income is recorded on the ex-dividend date; foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (f) interest income, adjusted for accretion of original issue discount, is recorded on an accrual basis; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At September 30, 1998, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of overdistributed net investment income amounting to $695,344 was reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by this change; (j) the Fund intends to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial


--------------------------------------------------------------------------------
High Income Opportunity Fund Inc.                                             17

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

In addition, the Fund may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked to market daily by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when contracts are settled.

2. Management Agreement and Other Transactions

Mutual Management Corp. ("MMC"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), acts as investment manager of the Fund. The Fund pays MMC a management fee calculated at an annual rate of 1.15% of the Fund's average daily net assets. This fee is calculated daily and paid monthly.

All officers and one director of the Fund are employees of Salomon Smith Barney Inc., another subsidiary of SSBH.

3. Investments

During the year ended September 30, 1998, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                           $837,178,825
--------------------------------------------------------------------------------
Sales                                                                820,906,221
================================================================================

At September 30, 1998, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                      $ 20,261,503
Gross unrealized depreciation                                       (47,923,140)
--------------------------------------------------------------------------------
Net unrealized depreciation                                        $(27,661,637)
================================================================================

4. Capital Loss Carryforward

At September 30, 1998, the Fund had, for Federal tax purposes, approximately $54,135,000 of capital loss carryforwards available to offset future realized capital gains. To the extent that these capital loss carryforwards can be used to offset net realized capital gains, such gains, if any, will not be distributed. The


--------------------------------------------------------------------------------
18                                            1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

amounts and expiration of carryforwards are indicated below. Expiration occurs on September 30 in the year indicated:

                                                     2003               2004
================================================================================
Carryforward Amounts                             $16,017,000         $38,118,000
================================================================================

5. Futures Contracts

Initial margin deposits are made upon entering into futures contracts and are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contract. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract.

The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At September 30, 1998, the Fund had no open futures contracts.

6. Options Contracts

Premiums paid when put or call options are purchased by the Fund, represent investments, which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

At September 30, 1998, the Fund had no open purchased call or put option contracts.


--------------------------------------------------------------------------------
High Income Opportunity Fund Inc.                                             19

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

When a Fund writes a call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be decreased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash.

The risk associated with purchasing options is limited to the premium originally paid. The Fund enters into options for hedging purposes. The risk in writing a covered call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of loss if the market price of the underlying security declines.

During the year ended September 30, 1998, the Fund had not written any call or put options.

7. Repurchase Agreements

The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date, (generally, the next business day)at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.


--------------------------------------------------------------------------------
20                                            1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

8. Forward Foreign Currency Contracts

At September 30, 1998, the Fund had open forward foreign currency contracts as described below. The Fund bears the market risk that arises from changes in foreign currency exchange rates. The realized and unrealized loss on the contracts is reflected as follows:

                                                                       Realized/
                                 Local         Market    Settlement   Unrealized
Foreign Currency                Currency       Value        Date         Loss
================================================================================
To Sell:
British Pound                      449,450   $  757,645    2/25/99   $  (29,536)
European Currency Unit           4,824,774    5,693,341   11/30/98     (307,817)
German Mark                     16,130,602    9,682,993    12/3/98     (419,560)
German Mark                      1,345,833      808,665   12/23/98      (53,671)
German Mark                     10,527,132    6,336,683    1/28/99     (389,658)
--------------------------------------------------------------------------------
Total Realized and Unrealized Loss on Open
  Forward Foreign Currency Contracts                                $(1,200,242)
================================================================================

9. Capital Shares

During the years ended September 30, 1998 and 1997, capital stock transactions were as follows:

                                     1998                         1997
                              --------------------       -----------------------
                               Shares      Amount         Shares          Amount
================================================================================
Shares issued on
  dividend reinvestment        995,988   $12,211,727     1,162,622   $14,041,863
================================================================================


--------------------------------------------------------------------------------
High Income Opportunity Fund Inc.                                             21

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

For a share of capital stock outstanding throughout each year ended September
30:

                                      1998          1997          1996          1995           1994(1)(2)
===========================================================================================================
Net Asset Value,
  Beginning of Year              $   12.43     $   11.72     $   11.48     $   11.20          $   12.50
-----------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income               1.08          1.15          1.14          1.14               1.01*
  Net realized and unrealized
    gain (loss)                      (1.14)         0.68          0.22          0.28              (1.30)
-----------------------------------------------------------------------------------------------------------
Total Income (Loss)
  From Operations                    (0.06)         1.83          1.36          1.42              (0.29)
-----------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income              (1.13)        (1.12)        (1.12)        (1.12)             (1.01)
  Capital                               --            --            --         (0.02)                --
-----------------------------------------------------------------------------------------------------------
Total Distributions                  (1.13)        (1.12)        (1.12)        (1.14)             (1.01)
-----------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year     $   11.24     $   12.43     $   11.72     $   11.48          $   11.20
-----------------------------------------------------------------------------------------------------------
Total Return,
  Based on Market Value**            (1.65)%       18.18%        21.07%         9.90%             (7.33)%++
-----------------------------------------------------------------------------------------------------------
Total Return,
  Based on Net Asset Value**         (0.58)%       16.48%        12.86%        13.99%             (2.31)%++
-----------------------------------------------------------------------------------------------------------
Net Assets,
  End of Year (millions)         $     810     $     883     $     819     $     802          $     783
-----------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                            1.18%         1.21%         1.21%         1.20%              1.15%+*
  Net investment income               8.81          9.63          9.85         10.02               9.09+
-----------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                 98%           87%           73%           59%                69%
-----------------------------------------------------------------------------------------------------------
Market Value, End of Year        $  11.125     $  12.438     $  11.500     $  10.500          $  10.625
===========================================================================================================

(1) For the period from October 22, 1993 (commencement of operations) to September 30, 1994.

(2)   Based on the weighted average shares outstanding for the period.

* The Manager waived a part of its fee for the period ended September 30, 1994. If such fees were not waived, the per share decrease in net investment income would have been $0.01 and the ratio of expenses to average net assets would have been 1.21% (annualized).

** The total return calculation assumes that dividends are reinvested in accordance with the Fund's dividend reinvestment plan.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+     Annualized.


--------------------------------------------------------------------------------
22                                            1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Independent Auditors' Report
--------------------------------------------------------------------------------

The Shareholders and Board of Directors of
High Income Opportunity Fund Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of High Income Opportunity Fund Inc. as of September 30, 1998, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the four-year period then ended and for the period from October 22, 1993 (commencement of operations) to September 30, 1994. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to ex press an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1998, by correspondence with the custodian. As to securities purchased or sold but not received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of High Income Opportunity Fund Inc. as of September 30, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended and the period from October 22, 1993 to September 30, 1994, in conformity with generally accepted accounting principles.


                                           /s/  KPMG Peat Marwick LLP

New York, New York
November 16, 1998


--------------------------------------------------------------------------------
High Income Opportunity Fund Inc.                                             23

--------------------------------------------------------------------------------
Financial Data (unaudited)
--------------------------------------------------------------------------------

For a share of capital stock outstanding throughout each period:

                                                    Income           Dividend
                     NYSE          Net Asset       Dividend        Reinvestment
                 Closing Price       Value           Paid              Price
================================================================================
1997
  October 22        $11.38          $11.65           0.0930            11.375
  November 25        11.25           11.77           0.0930            11.375
  December 23        11.38           11.84           0.0930            11.490
  January 28         11.75           11.94           0.0930            11.872
  February 25        11.75           12.09           0.0930            11.895
  March 24           11.75           11.81           0.0930            11.710
  April 22           11.75           11.67           0.0930            11.670
  May 27             11.88           11.92           0.0930            11.920
  June 24            12.06           12.13           0.0930            12.120
  July 22            12.31           12.17           0.0930            12.170
  August 26          12.25           12.24           0.0930            12.240
  September 23       12.38           12.38           0.0930            12.380

1998
  October 28         11.69           12.30           0.0930            12.200
  November 24        12.31           12.23           0.0930            12.230
  December 22        12.44           12.26           0.0930            12.260
  December 31        12.50           12.24           0.0375            12.240
  January 27         12.63           12.24           0.0930            12.240
  February 24        12.69           12.30           0.0930            12.300
  March 24           11.88           12.29           0.0930            11.990
  April 21           11.94           12.32           0.0890            11.880
  May 26             11.50           12.25           0.0890            11.930
  June 23            11.81           12.16           0.0890            11.900
  July 28            11.56           12.21           0.0890            11.790
  August 25          11.69           11.82           0.0890            10.810
  September 22       10.69           11.16           0.0890            10.850
================================================================================


--------------------------------------------------------------------------------
24                                            1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Dividend Reinvestment Plan (unaudited)
--------------------------------------------------------------------------------

Under the Fund's Dividend Reinvestment Plan ("Plan"), a shareholder whose shares of Common Stock are registered in his own name will have all distributions from the Fund reinvested automatically by First Data Investor Services Group, Inc. ("First Data") as purchasing agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in "street name") will be reinvested by the broker-dealer or nominee in additional shares under the Plan, unless the service is not provided by the broker-dealer or nominee or the shareholder elects to receive distributions in cash. Investors who own Common Stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to Fund share holders who do not participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of First Data as dividend-paying agent.

The number of shares of Common Stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. When ever the market price of the Common Stock is equal to or exceeds the net asset value per share on the date of valuation, Plan participants will be issued shares of Common Stock at a price equal to the greater of (1) the net asset value per share most recently determined (as described under "Net Asset Value" in the Statement of Additional Information) or (2) 95% of the market price.

If the net asset value per share of Common Stock at the time of valuation exceeds the market price of the Common Stock, or if the Fund declares a dividend or capital gains distribution payable only in cash, First Data will buy Common Stock in the open market, on the NYSE or elsewhere, for the participants' accounts. If, following the commencement of the purchases and before First Data has completed its purchases, the market price exceeds the net asset value of the Common Stock, First Data will attempt to terminate purchases in the open market and cause the Fund to issue the remaining portion of the dividend or distribution by issuing shares at a price equal to the greater of (a) net asset value or (b) 95% of the then current market price. In this case, the number of shares of Common Stock received by a Plan participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. To the extent First Data is unable to stop open market purchases and cause the Fund to issue the remaining shares, the average per share purchase price paid by First Data may exceed the net asset value of the Common Stock, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution had been paid in Common Stock issued by the Fund at net asset value. First Data will begin to purchase Common Stock on the open market as soon as


--------------------------------------------------------------------------------
High Income Opportunity Fund Inc.                                             25

--------------------------------------------------------------------------------
Dividend Reinvestment Plan (unaudited) (continued)
--------------------------------------------------------------------------------

practicable after the payment date of the dividend or capital gains distribution, but in no event shall such purchases continue later than 30 days after that date, except when necessary to comply with applicable provisions of the federal securities laws.

First Data maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in each account, including information needed by a shareholder for personal and tax records. The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. Common Stock in the account of each Plan participant will be held by First Data in uncertificated form in the name of each Plan participant.

Plan participants are subject to no charge for reinvesting dividends and capital gains distributions under the Plan. First Data's fees for handling the reinvestment of dividends and capital gains distributions will be paid by the Fund. No brokerage charges apply with respect to shares of Common Stock issued directly by the Fund under the Plan. Each Plan participant will, however, bear a proportionate share of brokerage commissions incurred with respect to any open market purchases made under the Plan.

Experience under the Plan may indicate that changes to it are desirable. The Fund reserves the right to amend or terminate the Plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the dividend or capital gains distribution. The Plan also may be amended or terminated by First Data, with the Fund's prior written consent, on at least 30 days' written notice to Plan participants. All correspondence concerning the Plan should be directed by mail to First Data Investor Services Group, Inc., P.O. Box 8030, Boston, Massachusetts 02266-8030 or by telephone at 1-800-331-1710.


--------------------------------------------------------------------------------
26                                            1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Additional Shareholder Information (unaudited)
--------------------------------------------------------------------------------

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase, at market prices, shares of its common stock in the open market.

--------------------------------------------------------------------------------
Tax Information (unaudited)
--------------------------------------------------------------------------------

For Federal tax purposes the Fund hereby designates for the fiscal year ended September 30, 1998:

      o A corporate dividends received deduction of 5.79%.


--------------------------------------------------------------------------------
High Income Opportunity Fund Inc.                                             27

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

   HIGH INCOME
---------------------
Opportunity Fund Inc.

DIRECTORS

Donald R. Foley
Paul Hardin
Heath B. McLendon, Chairman
Roderick C. Rasmussen
John P. Toolan

Joseph H. Fleiss, Emeritus

OFFICERS

Heath B. McLendon
President and
Chief Executive Officer

Lewis E. Daidone
Senior Vice President
and Treasurer

John C. Bianchi, CFA
Vice President

Thomas M. Reynolds
Controller

Christina T. Sydor
Secretary

INVESTMENT MANAGER

Mutual Management Corp.

CUSTODIAN

PNC Bank, N.A.

SHAREHOLDER
SERVICING AGENT

First Data Investor Services Group, Inc.
P.O. Box 8030
Boston, MA 02266-8030

This report is intended only for the shareholders of the High Income Opportunity Fund Inc. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report.

         [LOGO]
          HIO
         Listed
          NYSE
THE NEW YORK STOCK EXCHANGE

HIGH INCOME OPPORTUNITY FUND INC.
388 Greenwich Street
New York, New York 10013

FD0802 11/98